UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2009

PartnerRe Ltd.
(Exact Name of Registrant as Specified in Charter)

Bermuda
(State or Other Jurisdiction of Incorporation)

001-14536		Not Applicable
(Commission File Number)		(IRS Employer Identification No.)

Wellesley House, 90 Pitts Bay Road, Pembroke, Bermuda		HM 08
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (441) 292-0888
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) At the Annual General Meeting of Shareholders of PartnerRe Ltd. (the “Company”) held on May 22, 2009, the Shareholders approved all of the proposed amendments to the Company’s Bye-Laws described in the Company’s Proxy Statement, dated April 10, 2009, and related notice and proxy card, as such amendments were eliminated or modified as described in the Company’s announcement dated May 14, 2009 and filed with the Securities & Exchange Commission on Form DEFA14A on May 14, 2009.  The Company’s Amended and Restated Bye-Laws, as revised, are attached to this filing as Exhibit 3.1.

Item 9.01         Financial Statements and Exhibits

(d)        Exhibits.

Exhibit No.            Description
__________         ______________________________________________

3.1	Amended and Restated Bye-Laws of PartnerRe Ltd., dated as of May 22, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PartnerRe Ltd. (Registrant)

Date:	May 28, 2009	By:	/s/ Amanda E. Sodergren
			Name:	Amanda E. Sodergren
			Title:	Chief Legal Counsel

Index to Exhibits

Exhibit No.            Description
_________         ______________________________________________

3.1	Amended and Restated Bye-Laws of PartnerRe Ltd., dated as of May 22, 2009